EXHIBIT 99.1

LETTER OF TRANSMITTAL

Mirant Americas Generation, LLC

Offer to Exchange

7.20% Senior Notes due 2008 and
8.50% Senior Notes due 2021

Which Have Been Registered Under the Securities Act of 1933, as amended,
For Any and All Outstanding
Senior Notes

7.20% Senior Notes due 2008 (CUSIP No. 60467P AK 0) and
8.50% Senior Notes due 2021 (CUSIP No. 60467P AN 6)

Pursuant to the Prospectus Dated May 6, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 7, 2002 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JUNE 7, 2002.

The Exchange Agent for this Offer is:

Deutsche Bank Trust Company Americas

By Mail:	By Overnight Mail or Courier:	By Hand:
DB Services Tennessee, Inc.	DB Services Tennessee, Inc.	Deutsche Bank Trust Company Americas
Corporate Trust & Agency Services	Corporate Trust & Agency Services	c/o The Depository Trust Clearing Corporation
Securities Payment Unit	Securities Payment Unit	55 Water Street, 1st Floor
P.O. Box 291207	648 Grassmere Park Road	Jeanette Park Entrance
Nashville, TN 37229-1207	Nashville, TN 37211	New York, NY 10041
FAX: (615) 835-3701	Confirm by Telephone: (615) 835-3572	Information (800) 735-7777

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus, dated May 6, 2002 (as amended or supplemented from time to time, the “Prospectus”), of Mirant Americas Generation, LLC, a Delaware limited liability company (the “Company”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offer to exchange (the “Registered Exchange Offer”) an aggregate principal amount of up to $750 million of 7.20% Senior Notes due 2008 and 8.50% Senior Notes due 2021 (the “New Notes”), issued pursuant to an indenture, dated May 1, 2001, and a supplemental indenture relating to each series of notes, dated as of October 9, 2001 (collectively, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of the outstanding 7.20% Senior Notes due 2008 and 8.50% Senior Notes due 2021 issued under such Indenture (the “Existing Notes,” and together with the New Notes, the “Notes”). The Registered Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated as of October 9, 2001, between the Company and the initial purchasers named therein (the “Registration Rights Agreement”).

For each Existing Note accepted for exchange, the holder (the “Holder”) of such Existing Note will receive a New Note having a principal amount equal to that of the surrendered Existing Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Existing Notes. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the Registered Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Existing Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Registered Exchange Offer. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment for accrued interest on the Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the Registered Exchange Offer and will be deemed to have waived their rights to receive the accrued interest on the Existing Notes. Interest was paid on the Existing Notes on April 1, 2002 and the first scheduled interest distribution date on the New Notes is October 1, 2002.

Additional interest (the “Additional Interest”) with respect to the Notes shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (ii) below being herein called a “Registration Default”):

(i)  the Registered Exchange Offer has not been consummated on or prior to June 6, 2002 and a registration statement (the “Registration Statement”) is not declared effective by the Securities and Exchange Commission (the “Commission”) on or prior to June 6, 2002; or

(ii)  the Registration Statement has been declared effective by the Commission but (A) such Registration Statement thereafter ceases to be effective at any time that the Company is obligated to maintain the effectiveness thereof or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Existing Notes during the periods specified in the Registration Rights Agreement because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act of 1934, as amended (the “Exchange Act”) or the respective rules thereunder.

Additional Interest shall accrue on the Notes over and above the interest set forth in the title of the Notes from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the “Additional Interest Rate”), which Additional Interest Rate shall be the same regardless of whether one or more such Registration Defaults shall be continuing simultaneously. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate on the Securities will be reduced to the interest rate it would have been had no such Registration Default occurred.

A Registration Default referred to in clause (ii) shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of (i) the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (ii) the occurrence of other material events or developments with respect to the Company that would need to be described in such Registration Statement or the related prospectus, provided that, during the Suspension Period, the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related prospectus to describe such events. The “Suspension Period” shall mean the period of time commencing on and including the date that the Company gives notice that the Registration Statement is no longer effective or the prospectus included therein is no longer usable as a result of the occurrence of such events or developments, and ending on the earliest to occur of (x) the date on which each seller of Notes covered by the Registration Statement either receives copies of the supplemented or amended prospectus contemplated herein or is advised in writing by the Company that the use of the prospectus may be resumed, (y) the expiration of 45 consecutive calendar days during which such Suspension Period has been in effect, and (z) the expiration of an aggregate of 60 days in any consecutive twelve-month period during which one or more Suspension Periods has been in effect. Additional Interest shall be payable in accordance with the above paragraph from and excluding the last day of a Suspension Period until such Registration Default is cured.

Any amounts of Additional Interest due pursuant to the provisions described above will be payable in cash on the regular interest payment dates with respect to the Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Notes and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

The Company reserves the right, at any time or from time to time, to extend the Registered Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Registered Exchange Offer is extended. The Company shall notify the holders of the Existing Notes of any extension by means of oral or written notice to the registered holders. Should the Company choose to extend the Registered Exchange Offer, the Company will have no obligation to publish, advertise or otherwise communicate this announcement to the public other than by making a timely release to an appropriate news agency.

This Letter is to be completed by a Holder of Existing Notes if Existing Notes are to be forwarded herewith. Holders who are participants in The Depository Trust Company (the “DTC”) (such participants, “DTC Participants”) tendering by book-entry transfer must execute such tender through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedure set forth in “This Exchange Offer—Procedures for Tendering the Existing Notes—Book-Entry Transfer” section of the Prospectus on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Existing Notes into the Exchange Agent’s account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (“Book-Entry Confirmation”) including an agent’s message (“Agent’s Message”) confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC’s procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

If the tender is not made through ATOP, Existing Notes, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent’s message in lieu of a letter of transmittal, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

If a Holder’s Existing Notes are not immediately available, if time will not permit delivery of the Existing Notes and all required documents to the Exchange Agent on or prior to the Expiration Date, or if the procedures for book-entry transfer cannot be completed on a timely basis, a Holder must tender their Existing Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering the Existing Notes—Guaranteed Delivery” section of the Prospectus. See Instruction 1.

The method of delivery of the Book-Entry Confirmation or notes, this letter, and all other required documents is at the election and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The undersigned has completed the appropriate information below and signed this Letter to indicate the action the undersigned desires to take with respect to the Registered Exchange Offer.

List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

Description of Existing Notes

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Series	Existing Note Numbers*	Aggregate Principal Amount of Existing Notes	Principal Amount Tendered**

Total

*	Need not be completed by Holders of Existing Notes being tendered by book-entry transfer (see below).
**
Unless otherwise indicated, it will be assumed that all Existing Notes represented by Notes delivered to the Exchange Agent are being tendered. See Instruction 1. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING NOTES.

Name:

Address:

Aggregate Principal Amount of Existing Notes so held: $

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Upon the terms and subject to the conditions of the Registered Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Existing Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Existing Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

The undersigned also acknowledges that this Registered Exchange Offer is being made based upon the Company’s understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the “Exxon Capital Letter”), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the “Morgan Stanley Letter”) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the “Shearman & Sterling Letter”), that the New Notes issued in exchange for the Existing Notes pursuant to the Registered Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes.

If a holder of Existing Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Registered Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker–dealer in connection with resales of New Notes received in exchange for Existing Notes where such Existing Notes were acquired as a result of market–making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker–dealer for use in connection with any such resale.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “This Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated under “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute notes representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute notes representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above under “Description of Existing Notes.”

The undersigned, by completing the section “Description of Existing Notes” above and signing this letter, or by tendering Existing Notes through ATOP, will be deemed to have tendered the Notes as set forth above.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if Existing Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the DTC other than the account indicated above.

Issue New Notes and/or Notes to:

Name(s): ____________________________
(Please type or print)
___________________________________
Address(es): _________________________

___________________________________
(including zip code)
___________________________________
(social security or employer identification number)

☐    Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

___________________________________
(the DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if Existing Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or to the undersigned at a address other than shown under “Description of Existing Notes” on this Letter above.

Mail New Notes and/or Notes to:

Name(s): ___________________________
(Please type or print)

__________________________________
Address: ____________________________

___________________________________
(including zip code)

Important: Prior to 5:00 p.m., New York City time, on the expiration date, this letter or a facsimile hereof (together with Existing Notes and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent, or, alternatively, holders who are DTC Participants tendering by book-entry transfer must execute such tender through ATOP.

Please read this Letter of Transmittal carefully before completing any section above.

PLEASE SIGN HERE
(To be completed by all Tendering Holders)
(Complete accompanying Substitute Form W-9)

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________
(Signature(s) of Owner(s))
Date:_________________________________________________________________________________________________

Area Code and Telephone Number: ________________________________________________________________________

If a Holder is tendering any Existing Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the note(s) for the Existing Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):______________________________________________________________________________________________
(Please type or print)

Capacity:______________________________________________________________________________________________

Address:_______________________________________________________________________________________________
(include zip code)

Signature Guarantee
(if required by Instruction 3)
Authorized Signature:____________________________________________________________________________________

Title:__________________________________________________________________________________________________

Name and Firm:_________________________________________________________________________________________

Dated:_________________________________________________________________________________________________

INSTRUCTIONS

Forming part of the terms and conditions of the offer to exchange New Notes, 7.20% Senior Notes due 2008 and 8.50% Senior Notes due 2021, which have been registered under the Securities Act of 1933, as amended, for any and all Existing Notes, 7.20% Senior Notes due 2008 and 8.50% Senior Notes due 2021.

1.    Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

This Letter is to be completed by a Holder of Existing Notes if Existing Notes are to be forwarded herewith. Holders who are participants in The Depository Trust Company (the “DTC”) (such participants, “DTC Participants”) tendering by book-entry transfer must execute such tender through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedure set forth in “This Exchange Offer—Procedures for Tendering the Existing Notes—Book-Entry Transfer” section of the Prospectus on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Existing Notes into the Exchange Agent’s account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (“Book-Entry Confirmation”) including an agent’s message (“Agent’s Message”) confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter and that the Exchange Agent and the Company may enforce this Letter against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC’s procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. Notes tendered hereby must be in denominations of $1,000.

If the tender is not made through ATOP, Existing Notes, as well as this Letter (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent’s message in lieu of a letter of transmittal, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

Holders of Existing Notes whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Notes pursuant to the guaranteed delivery procedures set forth in “This Exchange Offer—Procedures for Tendering the Existing Notes—Guaranteed Delivery” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Notes for all physically tendered Existing Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the notes for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as “an eligible guarantor institution,” that is a member of a medallion guarantee program including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association.

The method of delivery of this letter, the notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

See “This Exchange Offer” section of the Prospectus.

2.    Partial Tenders (not applicable to Holders of Existing Notes who tender by book-entry transfer).

If less than all of the Existing Notes evidenced by a submitted note are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered above under “Description of Existing Notes—Principal Amount Tendered.” A reissued note representing the balance of nontendered Existing Notes will be sent to such tendering holder, unless otherwise provided in the appropriate section of this Letter, promptly after the Expiration Date. All of the Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the notes without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Existing Notes are registered in different names on several notes, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of notes.

When this Letter is signed by the registered holder of the Existing Notes specified herein and tendered hereby, no endorsements of notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered holder, then endorsements of any notes transmitted hereby or separate bond powers are required. Signatures on such notes must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder of any Existing Notes specified herein, such Existing Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Existing Notes and the signatures on such Existing Notes must be guaranteed by an Eligible Institution.

If this Letter or any notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered holder of Existing Notes (which term, for purposes of the Registered Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Notes) tendered who has not completed the information under

“Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4.    Special Issuance and Delivery Instructions.

Tendering holders of Existing Notes should indicate under the appropriate caption in this Letter the name and address to which New Notes issued pursuant to the Registered Exchange Offer and/or substitute Notes evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the DTC as such Holder of Existing Notes may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.    Tax Identification Number.

Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Exchange Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which, in the case of a tendering Holder who is an individual, is his or her social security number. If a tendering Holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering Holder may be subject to backup withholding in an amount equal to 30% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the Specific Instructions on the original W-9 form (the “Specific Instructions”) for additional instructions. To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the Specific Instructions for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the Specific Instructions for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN.

Note: checking this box and writing “applied for” on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

6.    Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Registered Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Registered Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter.

7.    Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

9.    Mutilated, Lost, Stolen or Destroyed Notes.

Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.    Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form **W-9**

(Rev. January 2002)

Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 2.

Name

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other .... ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). **However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 2.** For other entities, it is your employer identification number (EIN). If you do not have a number, see **How to get a TIN** on page 2.

Note: *If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.*

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), **and**
2. I am not subject to backup withholding because: **(a)** I am exempt from backup withholding, or **(b)** I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or **(c)** the IRS has notified me that I am no longer subject to backup withholding, **and**
3. I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item **2** above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item **2** does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

Sign Here **Signature of U.S. person** **Date**

Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

If you are a foreign person, use the appropriate Form W-8. See **Pub. 515,** Withholding of Tax on Nonresident Aliens and Foreign Entities.

Note: *If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.*

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments **after** December 31, 2001 (29% **after** December 31, 2003). This is called Òbackupwithholding.Ó Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will **not** be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions on page 2 for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions on page 2 and the separate **Instructions for the Requester of Form W-9.**

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Cat. No. 10231X Form **W-9** (Rev. 1-2002)

Form W-9 (Rev. 1-2002) Page **2**

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your **individual** name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, **enter the owner's name on the "Name" line.** Enter the LLC's name on the "Business name" line.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Exempt from backup withholding. If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the Instructions for the Requester of Form W-9.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Note: *If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.*

Part I—Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.

If you are a **resident alien** and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see **How to get a TIN** below.

If you are a **sole proprietor** and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an **LLC** that is **disregarded as an entity** separate from its owner (see ***Limited liability company (LLC)*** above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

Note: *See the chart on this page for further clarification of name and TIN combinations.*

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get **Form SS-5,** Application for a Social Security Card, from your local Social Security Administration office. Get **Form W-7,** Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or **Form SS-4,** Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at **www.irs.gov**.

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: *Writing "Applied For" means that you have already applied for a TIN **or** that you intend to apply for one soon.*

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II—Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see ***Exempt from backup withholding*** above.

Signature requirements. Complete the certification as indicated in **1** through **5** below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item **2** in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item **2** of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Sole proprietorship	The owner [3]
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] **You must show your individual name,** but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: *If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.*

Instructions for the Requester of Form W-9

Department of the Treasury
Internal Revenue Service

(Rev. January 2002)

Request for Taxpayer Identification Number and Certification

Section references are to the Internal Revenue Code unless otherwise noted.

Changes To Note

The backup withholding rate is reduced to 30% for reportable payments made in 2002 and 2003 (29% in 2004 and 2005).

Payers with an electronic system may receive a Form W-9 electronically from an investment advisor or introducing broker who is authorized as the payee's agent. See **Electronic Submission of Forms W-9** below.

How Do I Know When To Use Form W-9?

Use Form W-9 to request the taxpayer identification number (TIN) of a **U.S. person** (including a resident alien) and to request certain certifications and claims for exemption. (See **Purpose of Form** on the Form W-9.) Withholding agents may require signed Forms W-9 from U.S. exempt recipients to overcome any presumptions of foreign status.

Advise foreign persons to use the appropriate Form W-8. See **Pub. 515,** Withholding of Tax on Nonresident Aliens and Foreign Entities, for more information and a list of the W-8 forms.

Also, a nonresident alien individual may, under certain circumstances, claim treaty benefits on scholarships and fellowship grant income. See Pub. 515 or **Pub. 519,** U.S. Tax Guide for Aliens, for more information.

Electronic Submission of Forms W-9

Requesters may establish a system for payees and payee's agents to submit Forms W-9 electronically, including by fax. A requester is anyone required to file an information return. A payee is anyone required to provide a taxpayer identification number (TIN) to the requester.

Payee's agent. A payee's agent can be an investment advisor (corporation, partnership, or individual) or an introducing broker. An investment advisor must be registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940. The introducing broker is a broker-dealer that is regulated by the SEC and the National Association of Securities Dealers, Inc., and that is not a payer. Except for a broker who acts as a payee's agent for "readily tradable instruments," the advisor or broker must show in writing to the payer that the payee authorized the advisor or broker to transmit the Form W-9 to the payer.

Electronic system. Generally, the electronic system must:

Ensure the information received is the information sent, and document all occasions of user access that result in the submission;

Make reasonably certain that the person accessing the system and submitting the form is the person identified on Form W-9, the investment advisor, or the introducing broker;

Provide the same information as the paper Form W-9;

Be able to supply a hard copy of the electronic Form W-9 if the Internal Revenue Service requests it; and

Require as the final entry in the submission an electronic signature by the payee whose name is on Form W-9 that authenticates and verifies the submission. The electronic signature must be under penalties of perjury and the perjury statement must contain the language of the paper Form W-9.

TIP *For Forms W-9 that are not required to be signed, the electronic system need not provide for an electronic signature or a perjury statement.*

For more details, see the following at **www.irs.gov:**

Announcement 98-27, 1998-1 C.B. 865. You can find Announcement 98-27 on page 30 of Internal Revenue Bulletin (I.R.B.) 1998-15.

Announcement 2001-91. You can find Announcement 2001-91 on page 221 of I.R.B. 2001-36.

Individual Taxpayer Identification Number (ITIN)

Form W-9 (or an acceptable substitute) is used by persons required to file information returns with the IRS to get the payee's (or other person's) correct TIN. For individuals, the TIN is generally a social security number (SSN).

However, in some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN.

These individuals must apply for an ITIN on **Form W-7,** Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

Cat. No. 20479P

Substitute Form W-9

You may develop and use your own Form W-9 (a substitute Form W-9) if its content is substantially similar to the official IRS Form W-9 and it satisfies certain certification requirements.

You may incorporate a substitute Form W-9 into other business forms you customarily use, such as account signature cards. However, the certifications on the substitute Form W-9 must clearly set forth (as shown on the official Form W-9) that:

1. The payee's TIN is correct,

2. The payee is not subject to backup withholding due to failure to report interest and dividend income, and

3. The payee is a U.S. person.

You may not:

1. Use a substitute Form W-9 that requires the payee, by signing, to agree to provisions unrelated to the required certifications or

2. Imply that a payee may be subject to backup withholding unless the payee agrees to provisions on the substitute form that are unrelated to the required certifications.

A substitute Form W-9 that contains a **separate signature line** just for the certifications satisfies the requirement that the certifications be clearly set forth.

If a **single signature line** is used for the required certifications and other provisions, the certifications must be highlighted, boxed, printed in bold-face type, or presented in some other manner that causes the language to stand out from all other information contained on the substitute form. Additionally, the following statement must be presented to stand out in the same manner as described above and must appear immediately above the single signature line:

"The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

If you use a substitute form, you are encouraged (but not required) to provide Form W-9 instructions to the payee. However, if the IRS has notified the payee that backup withholding applies, then you must instruct the payee to strike out the language in the certification that relates to underreporting. This instruction can be given orally or in writing. See item 2 of the **Certification** on Form W-9.

TIN Applied for

For interest and dividend payments and certain payments with respect to readily tradable instruments, the payee may return a properly completed, signed Form W-9 to you with "Applied For" written in Part I. This is an "awaiting-TIN" certificate. The payee has 60 calendar days, from the date you receive this certificate, to provide a TIN. If you do not receive the payee's TIN at that time, you must begin backup withholding on payments.

Reserve rule. You must backup withhold on any reportable payments made during the 60-day period if a payee withdraws more than $500 at one time, unless the payee reserves 30 percent of all reportable payments made to the account during 2002 (29% after 2003).

Alternative rule. You may also elect to backup withhold during this 60-day period, after a 7-day grace period, under one of the two alternative rules discussed below.

Option 1. Backup withhold on any reportable payments if the payee makes a withdrawal from the account after the close of 7 business days after you receive the awaiting-TIN certificate. Treat as reportable payments all cash withdrawals in an amount up to the reportable payments made from the day after you receive the awaiting-TIN certificate to the day of withdrawal.

Option 2. Backup withhold on any reportable payments made to the payee's account, regardless of whether the payee makes any withdrawals, beginning no later than 7 business days after you receive the awaiting-TIN certificate.

CAUTION *The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends, and certain payments relating to readily tradable instruments. Any other reportable payment, such as nonemployee compensation, is subject to backup withholding immediately, even if the payee has applied for and is awaiting a TIN.*

Even if the payee gives you an awaiting-TIN certificate, you must backup withhold on reportable interest and dividend payments if the payee does not certify, under penalties of perjury, that the payee is not subject to backup withholding.

Payees Exempt From Backup Withholding

Even if the payee does not provide a TIN in the manner required, you are **not required** to backup withhold on any payments you make if the payee is:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that **may be exempt** from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10. A real estate investment trust;

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11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12. A common trust fund operated by a bank under section 584(a);

13. A financial institution;

14. A middleman known in the investment community as a nominee or custodian; or

15. A trust exempt from tax under section 664 or described in section 4947.

The following types of payments are exempt from backup withholding as indicated for items **1** through **15** above.

Interest and dividend payments. All listed payees are exempt except the payee in item **9.**

Broker transactions. All payees listed in items **1** through **13** are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items **1** through **5** are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items **1** through **7** are generally exempt.

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on **Form 1099-MISC,** Miscellaneous Income, are **not exempt** from backup withholding.

Medical and health care payments.

Attorneys' fees.

Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends

Payments to nonresident aliens subject to withholding under section 1441.

Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

Payments of patronage dividends not paid in money.

Payments made by certain foreign organizations.

Section 404(k) distributions made by an ESOP.

Interest payments

Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

Payments described in section 6049(b)(5) to nonresident aliens.

Payments on tax-free covenant bonds under section 1451.

Payments made by certain foreign organizations.

Mortgage or student loan interest paid to you.

Other types of payment

Wages.

Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

Certain surrenders of life insurance contracts.

Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

Real estate transactions reportable under section 6045(e).

Cancelled debts reportable under section 6050P.

Distributions from a medical savings account and long-term care benefits.

Fish purchases for cash reportable under section 6050R.

Joint Foreign Payees

If the first payee listed on an account gives you a Form W-8 or a similar statement signed under penalties of perjury, backup withholding applies unless:

1. Every joint payee provides the statement regarding foreign status or

2. Any one of the joint payees who has not established foreign status gives you a TIN.

If any one of the joint payees who has not established foreign status gives you a TIN, use that number for purposes of backup withholding and information reporting.

For more information on foreign payees, see the **Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY.**

Names and TINs To Use for Information Reporting

Show the full name and address as provided on Form W-9 on the information return filed with the IRS and on the copy furnished to the payee. If you made payments to more than one payee or the account is in more than one name, enter on the first name line **only** the name of the payee whose TIN is shown on the information return. You may show the names of any other individual payees in the area below the first name line.

Sole proprietor. Enter the individual's name on the first name line. On the second name line, enter the business name or "doing business as (DBA)" if provided. **You may not enter only the business name.** For the TIN, you may enter either the individual's SSN or the employer identification number (EIN) of the business. However, the IRS prefers that you show the SSN.

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LLC. For an LLC that is disregarded as an entity separate from its owner, you must show the owner's name on the first name line. On the second name line, you may enter the LLC's name. Use the **owner's** TIN.

Additional Information

For more information on backup withholding, see:

Pub. 1679, A Guide to Backup Withholding or

Pub. 1281, Backup Withholding on Missing and Incorrect Name/TINs.

Notices From the IRS

The IRS will send you a notice if the payee's name and TIN on the information return you filed do not match the IRS's records. You may have to send a "B" notice to the payee to solicit another TIN. Pubs. 1679 and 1281 contain copies of the two types of "B" notices.

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